UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 3, 2006
                                                         ---------------

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                        0-32137                65-0701352
           -------                        -------                ----------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                     33313
    ------------------------------------------                     -----
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                            -------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

On October 3, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of La Fern, Inc., a Miami Lakes, Florida travel agency, operating as eLeisureLink.com, that provides a one stop location for great vacation values, pursuant to the terms of an Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, La Fern, Inc. d/b/a/ Leisure Link International, a Florida corporation, and Lawrence Fishkin, an individual.

Pursuant to the Acquisition Agreement, Online Vacation Center Holdings Corp. purchased and acquired all of the issued and outstanding ownership interests of La Fern, Inc. for $ 25,000 cash and a $ 375,000 Convertible Note, bearing interest at 6% per annum, with principal payable at maturity of October 1, 2009 and interest payable semi-annually on April 1, 2007 and on each April 1 and October 1 thereafter. The note may not be prepaid and shall be convertible at the election of Holder prior to maturity into 187,500 shares of Online Vacation Center Holdings Corp. common stock at a conversion price equal to $2.00 per share.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 3, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of La Fern, Inc., a Miami Lakes, Florida travel agency, operating as eLeisureLink.com, that provides a one stop location for great vacation values, pursuant to the terms of an Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, La Fern, Inc. d/b/a/ Leisure Link International, a Florida corporation, and Lawrence Fishkin, an individual. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Proforma Financial Information. In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1 Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., La Fern, Inc., and Lawrence Fishkin.

99.1 Press Release dated October 3, 2006

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 3, 2006                     ONLINE VACATION CENTER HOLDINGS CORP.

                                          BY: /s/ EDWARD B. RUDNER
                                              -----------------------------
                                              Edward B. Rudner
                                              Chief Executive Officer















































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